Product Information Dated July 27, 2010

Effective July 21, 2010, Hartford Investment Management Company is no longer the sub-adviser of the Hartford Small Company HLS Fund.  Wellington Management Company, LLP will serve as the sub-adviser for this Fund.

This Notice Should Be Retained For Future Reference.

HV-8044